Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2023

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

INCOME STATEMENT DATA	S-4

SELECTED DATA AND RATIOS	S-5

LOAN COMPOSITION	S-6

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-6

CREDIT QUALITY DATA AND RATIOS	S-7

SEGMENT DATA	S-8

FOOTNOTES	S-10

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	From Dec. 31,2022	From Mar. 31, 2022
Assets:
Cash and cash equivalents	$249,289	$313,689	$754,393	$795,143	$1,077,158	$(64,400)	$(827,869)
Investment securities, net of allowance for credit losses	725,163	707,862	662,750	655,296	614,836	17,301	110,327
Loans held for sale	18,466	19,177	24,387	39,727	28,037	(711)	(9,571)
Loans	4,774,234	4,515,802	4,289,450	4,362,233	4,390,243	258,432	383,991
Allowance for credit losses	(96,121)	(70,413)	(64,919)	(64,449)	(71,656)	(25,708)	(24,465)
Loans, net	4,678,113	4,445,389	4,224,531	4,297,784	4,318,587	232,724	359,526
Federal Home Loan Bank stock, at cost	25,939	9,146	8,568	10,311	10,311	16,793	15,628
Premises and equipment, net	33,672	31,978	32,813	33,886	34,358	1,694	(686)
Right-of-use assets	36,245	37,017	41,303	41,364	42,402	(772)	(6,157)
Goodwill	41,618	16,300	16,300	16,300	16,300	25,318	25,318
Other real estate owned ("OREO")	1,529	1,581	1,634	1,687	1,740	(52)	(211)
Bank owned life insurance ("BOLI")	102,322	101,687	101,013	100,396	99,773	635	2,549
Low-income housing tax credit investments	73,901	75,324	63,319	58,446	49,427	(1,423)	24,474
Other assets and accrued interest receivable	87,834	76,393	68,652	62,136	56,940	11,441	30,894
Total assets	$6,074,091	$5,835,543	$5,999,663	$6,112,476	$6,349,869	$238,548	$(275,778)

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,013,957	$1,908,768	$2,013,337	$2,093,853	$2,226,160	$105,189	$(212,203)
Interest-bearing	2,785,711	2,629,077	2,786,385	2,733,093	2,860,392	156,634	(74,681)
Total deposits	4,799,668	4,537,845	4,799,722	4,826,946	5,086,552	261,823	(286,884)

Securities sold under agreements to repurchase ("SSUAR") and other short-term borrowings	134,412	216,956	209,376	303,315	287,818	(82,544)	(153,406)
Operating lease liabilities	37,031	37,809	42,109	42,163	43,204	(778)	(6,173)
Federal Home Loan Bank advances	108,000	95,000	20,000	20,000	20,000	13,000	88,000
Low-income housing tax credit obligations	42,437	43,609	32,224	27,974	19,738	(1,172)	22,699
Other liabilities and accrued interest payable	70,341	47,711	53,169	48,212	50,981	22,630	19,360
Total liabilities	5,191,889	4,978,930	5,156,600	5,268,610	5,508,293	212,959	(316,404)

Stockholders' equity	882,202	856,613	843,063	843,866	841,576	25,589	40,626
Total liabilities and stockholders' equity	$6,074,091	$5,835,543	$5,999,663	$6,112,476	$6,349,869	$238,548	$(275,778)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Three Months Ended		$ Change (8)
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	3M to 3M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$241,211	$553,695	$727,626	$813,956	$861,822	$241,211	$861,822	$(620,611)
Investment securities, including FHLB stock	773,172	693,825	694,781	691,427	606,182	773,172	606,182	166,990
Loans, including loans held for sale	4,665,543	4,353,256	4,306,169	4,339,432	4,355,255	4,665,543	4,355,255	310,288
Total interest-earning assets	5,679,926	5,600,776	5,728,576	5,844,815	5,823,259	5,679,926	5,823,259	(143,333)

Allowance for credit losses	(83,195)	(65,290)	(65,262)	(72,037)	(69,287)	(83,195)	(69,287)	(13,908)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	295,905	115,416	108,069	172,382	354,165	295,905	354,165	(58,260)
Premises and equipment, net	32,232	32,518	33,307	34,322	35,460	32,232	35,460	(3,228)
Bank owned life insurance	102,004	101,361	100,740	100,152	99,532	102,004	99,532	2,472
Other assets	186,169	153,721	171,392	161,548	180,913	186,169	180,913	5,256

Total assets	$6,213,041	$5,938,502	$6,076,822	$6,241,182	$6,424,042	$6,213,041	$6,424,042	$(211,001)

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,663,099	$2,704,764	$2,777,124	$2,779,941	$2,827,496	$2,663,099	$2,827,496	$(164,397)
SSUARs and other short-term borrowings	202,910	247,123	220,149	294,388	300,169	202,910	300,169	(97,259)
Federal Home Loan Bank advances	245,344	21,630	20,000	20,000	23,333	245,344	23,333	222,011
Total interest-bearing liabilities	3,111,353	2,973,517	3,017,273	3,094,329	3,150,998	3,111,353	3,150,998	(39,645)

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	2,089,162	1,994,233	2,096,206	2,196,794	2,312,233	2,089,162	2,312,233	(223,071)
Other liabilities	133,321	114,196	108,964	100,118	112,699	133,321	112,699	20,622
Stockholders' equity	879,205	856,556	854,379	849,941	848,112	879,205	848,112	31,093

Total liabilities and stockholders’ equity	$6,213,041	$5,938,502	$6,076,822	$6,241,182	$6,424,042	$6,213,041	$6,424,042	$(211,001)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Three Months Ended		$ Change (8)
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	3M to 3M

Total interest income (1)	$100,356	$66,555	$60,617	$52,902	$64,110	$100,356	$64,110	$36,246
Total interest expense	7,714	3,442	2,020	1,088	943	7,714	943	6,771
Net interest income	92,642	63,113	58,597	51,814	63,167	92,642	63,167	29,475

Provision (2)	26,766	7,844	1,573	3,705	9,226	26,766	9,226	17,540

Noninterest income:
Service charges on deposit accounts	3,299	3,428	3,409	3,363	3,226	3,299	3,226	73
Net refund transfer fees	10,807	486	593	3,950	12,051	10,807	12,051	(1,244)
Mortgage banking income (3)	800	622	1,154	1,763	2,657	800	2,657	(1,857)
Interchange fee income	3,051	3,272	3,322	3,461	3,070	3,051	3,070	(19)
Program fees (3)	3,241	3,501	4,932	3,885	3,854	3,241	3,854	(613)
Increase in cash surrender value of BOLI	635	674	617	623	612	635	612	23
Net losses on OREO	(53)	(53)	(53)	(52)	(53)	(53)	(53)	—
Contract termination fee	—	—	—	—	5,000	—	5,000	(5,000)
Legal settlement	—	—	—	13,000	—	—	—	—
Other	901	1,194	1,134	576	592	901	592	309
Total noninterest income	22,681	13,124	15,108	30,569	31,009	22,681	31,009	(8,328)

Noninterest expense:
Salaries and employee benefits	29,961	25,763	27,269	28,896	29,312	29,961	29,312	649
Technology, equipment, and communication	7,228	7,276	7,235	7,229	7,214	7,228	7,214	14
Occupancy	3,406	3,139	3,211	3,224	3,440	3,406	3,440	(34)
Marketing and development	1,574	1,856	1,951	1,720	1,348	1,574	1,348	226
FDIC insurance expense	637	427	423	399	419	637	419	218
Interchange related expense	1,499	1,171	1,221	1,264	1,117	1,499	1,117	382
Legal and professional fees	1,061	951	904	804	1,365	1,061	1,365	(304)
Merger expense	2,073	—	—	—	—	2,073	—	2,073
Other (2)	5,004	4,322	3,952	4,120	4,366	5,004	4,366	638
Total noninterest expense	52,443	44,905	46,166	47,656	48,581	52,443	48,581	3,862

Income before income tax expense	36,114	23,488	25,966	31,022	36,369	36,114	36,369	(255)
Income tax expense	8,022	4,975	6,070	6,675	8,019	8,022	8,019	3

Net income	$28,092	$18,513	$19,896	$24,347	$28,350	$28,092	$28,350	$(258)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended		Change (8)
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	From Mar. 31, 2022 or 3M to 3M
Per Share Data:

Basic weighted average shares outstanding	19,935	19,929	19,919	20,107	20,145	19,935	20,145	(210)
Diluted weighted average shares outstanding	19,990	19,981	19,981	20,169	20,225	19,990	20,225	(235)

Period-end shares outstanding:
Class A Common Stock	17,585	17,587	17,587	17,629	17,834	17,585	17,834	(249)
Class B Common Stock	2,160	2,160	2,160	2,161	2,165	2,160	2,165	(5)

Book value per share (4)	$44.68	$43.38	$42.69	$42.64	$42.08	$44.68	$42.08	$2.60
Tangible book value per share (4)	42.00	42.11	41.40	41.34	40.79	42.00	40.79	1.21

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.42	$0.94	$1.01	$1.23	$1.42	$1.42	$1.42	$-
Basic EPS - Class B Common Stock	1.30	0.86	0.92	1.12	1.29	1.30	1.29	0.01
Diluted EPS - Class A Common Stock	1.42	0.94	1.01	1.22	1.42	1.42	1.42	-
Diluted EPS - Class B Common Stock	1.29	0.85	0.92	1.11	1.29	1.29	1.29	-

Cash dividends declared per Common share:
Class A Common Stock	$0.374	$0.341	$0.341	$0.341	$0.341	$0.374	$0.341	$0.033
Class B Common Stock	0.340	0.310	0.310	0.310	0.310	0.340	0.310	0.030

Performance Ratios:

Return on average assets	1.81%	1.25%	1.28%	1.53%	1.74%	1.81%	1.77%	0.04%
Return on average equity	12.78	8.65	9.15	11.23	13.19	12.78	13.37	(0.59)
Efficiency ratio (5)	45	59	63	68	54	45	54	(9)
Yield on average interest-earning assets (1)	7.07	4.75	4.19	3.58	4.37	7.07	4.40	2.67
Cost of average interest-bearing liabilities	0.99	0.46	0.27	0.14	0.12	0.99	0.12	0.87
Cost of average deposits (6)	0.41	0.26	0.15	0.08	0.07	0.41	0.07	0.34
Net interest spread (1)	6.08	4.29	3.92	3.44	4.25	6.08	4.28	1.80
Net interest margin - Total Company (1)	6.52	4.51	4.05	3.51	4.30	6.52	4.34	2.18
Net interest margin - Core Bank	3.98	3.82	3.54	3.02	2.92	3.98	2.92	1.05

Other Information:

End of period FTEs (7) - Total Company	1,031	998	1,009	1,020	1,040	1,031	1,040	(9)
End of period FTEs - Core Bank	972	932	916	929	955	972	955	17
Number of full-service banking centers	45	42	42	42	42	42	42	3

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	From Dec. 31,2022	From Mar. 31, 2022
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$972,214	$911,427	$863,899	$832,137	$808,658	$60,787	$163,556
Nonowner occupied	328,529	321,358	321,037	313,534	314,933	7,171	13,596
Commercial real estate	1,682,573	1,599,510	1,571,593	1,569,119	1,556,575	83,063	125,998
Construction & land development	167,829	153,875	147,418	137,452	129,970	13,954	37,859
Commercial & industrial	478,101	413,387	412,826	408,832	360,451	64,714	117,650
Lease financing receivables	73,270	10,505	11,333	11,345	10,396	62,765	62,874
Aircraft	184,344	179,785	166,313	159,958	151,284	4,559	33,060
Home equity	250,050	241,739	229,038	214,069	210,364	8,311	39,686
Consumer:
Credit cards	16,775	15,473	14,897	15,419	14,654	1,302	2,121
Overdrafts	775	726	723	901	716	49	59
Automobile loans	5,267	6,731	7,890	9,579	11,846	(1,464)	(6,579)
Other consumer	5,450	626	973	1,245	939	4,824	4,511
Total Traditional Banking	4,165,177	3,855,142	3,747,940	3,673,590	3,570,786	310,035	594,391
Warehouse lines of credit	457,365	403,560	442,238	596,678	690,200	53,805	(232,835)
Total Core Banking	4,622,542	4,258,702	4,190,178	4,270,268	4,260,986	363,840	361,556

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	31,665	97,505	—	—	16,475	(65,840)	15,190
Other TRS commercial & industrial loans	8,327	51,767	295	149	25,132	(43,440)	(16,805)
Republic Credit Solutions	111,700	107,828	98,977	91,816	87,650	3,872	24,050
Total Republic Processing Group	151,692	257,100	99,272	91,965	129,257	(105,408)	22,435

Total loans - Total Company	$4,774,234	$4,515,802	$4,289,450	$4,362,233	$4,390,243	$258,432	$383,991

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$55,216	$50,709	$49,231	$49,727	$49,616	$4,507	$5,600
Warehouse Lending	1,144	1,009	1,105	1,491	1,725	135	(581)
Total Core Banking	56,360	51,718	50,336	51,218	51,341	4,642	5,019

Tax Refund Solutions	25,981	3,888	—	—	8,370	22,093	17,611
Republic Credit Solutions	13,780	14,807	14,583	13,231	11,945	(1,027)	1,835
Total Republic Processing Group	39,761	18,695	14,583	13,231	20,315	21,066	19,446

Total Allowance - Total Company	$96,121	$70,413	$64,919	$64,449	$71,656	$25,708	$24,465

Allowance to Total Loans

Traditional Banking	1.33%	1.32%	1.31%	1.35%	1.39%	0.01%	(0.06)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.22	1.21	1.20	1.20	1.20	0.01	0.02

Tax Refund Solutions	64.97	2.60	—	—	20.12	62.37	44.85
Republic Credit Solutions	12.34	13.73	14.73	14.41	13.63	(1.39)	(1.29)
Total Republic Processing Group	26.21	7.27	14.69	14.39	15.72	18.94	10.49

Total Company	2.01	1.56	1.51	1.48	1.63	0.45	0.38

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended		Change (8)
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	From Mar. 31, 2022 or 3M to 3M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$15,833	$15,562	$16,322	$16,168	$16,935	$15,833	$16,935	$(1,102)
Loans past due 90-days-or-more and still on accrual	777	756	37	42	31	777	31	746
Total nonperforming loans	16,610	16,318	16,359	16,210	16,966	16,610	16,966	(356)
OREO	1,529	1,581	1,634	1,687	1,740	1,529	1,740	(211)
Total nonperforming assets	$18,139	$17,899	$17,993	$17,897	$18,706	$18,139	$18,706	$(567)

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$15,833	$15,562	$16,322	$16,168	$16,935	$15,833	$16,935	$(1,102)
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—
Total nonperforming loans	15,833	15,562	16,322	16,168	16,935	15,833	16,935	(1,102)
OREO	1,529	1,581	1,634	1,687	1,740	1,529	1,740	(211)
Total nonperforming assets	$17,362	$17,143	$17,956	$17,855	$18,675	$17,362	$18,675	$(1,313)

Delinquent Loans:
Delinquent loans - Core Bank	$5,537	$6,060	$4,368	$5,352	$5,863	$5,537	$5,863	$(326)
RPG	30,587	9,200	7,522	6,099	10,352	30,587	10,352	20,235
Total delinquent loans - Total Company	$36,124	$15,260	$11,890	$11,451	$16,215	$36,124	$16,215	$19,909

NCOs (Recoveries) by Segment:
Traditional Bank	$77	$238	$(187)	$(5)	$118	$77	$118	$(41)
Warehouse Lending loans	—	—	—	—	—	—	—	—
Core Bank loans	77	238	(187)	(5)	118	77	118	(41)
Tax Refund Solutions	(285)	(909)	(1,296)	8,730	(362)	(285)	(362)	77
Republic Credit Solutions	2,866	3,021	2,656	2,147	2,398	2,866	2,398	468
RPG	2,581	2,112	1,360	10,877	2,036	2,581	2,036	545
Total NCOs (recoveries) - Total Company	$2,658	$2,350	$1,173	$10,872	$2,154	$2,658	$2,154	$504

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.35%	0.36%	0.38%	0.37%	0.39%	0.35%	0.39%	(0.04)%
Nonperforming assets to total loans (including OREO)	0.38	0.40	0.42	0.41	0.43	0.38	0.43	(0.05)
Nonperforming assets to total assets	0.30	0.31	0.30	0.29	0.29	0.30	0.29	0.01
Allowance for credit losses to total loans	2.01	1.56	1.51	1.48	1.63	2.01	1.63	0.38
Allowance for credit losses to nonperforming loans	579	432	397	398	422	579	422	157
Delinquent loans to total loans (9)	0.76	0.34	0.28	0.26	0.37	0.76	0.37	0.39
NCOs (recoveries) to average loans (annualized)	0.23	0.22	0.11	1.00	0.20	0.23	0.20	0.03

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.34%	0.37%	0.39%	0.38%	0.40%	0.34%	0.40%	(0.06)%
Nonperforming assets to total loans (including OREO)	0.38	0.40	0.43	0.42	0.44	0.38	0.44	(0.06)
Nonperforming assets to total assets	0.32	0.32	0.33	0.32	0.33	0.32	0.33	(0.01)
Allowance for credit losses to total loans	1.22	1.21	1.20	1.20	1.20	1.22	1.20	0.02
Allowance for credit losses to nonperforming loans	356	332	308	317	303	356	303	53
Delinquent loans to total loans	0.12	0.14	0.10	0.13	0.14	0.12	0.14	(0.02)
NCOs (recoveries) to average loans (annualized)	0.01	0.02	(0.02)	—	0.01	0.01	0.01	(0.00)

TRS Refund Advances ("RAs")

RAs originated	$737,047	$97,505	$—	$—	$311,207	$737,047	$311,207	$425,840
Net (credit) charge to the Provision for RAs	21,715	2,888	(1,296)	564	8,315	21,715	8,315	13,400
RAs NCOs (recoveries)	$(285)	$(909)	$(1,296)	$8,879	$—	$(285)	$—	$(285)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of March 31, 2023, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2022 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)

Segment information for the quarters and years ended March 31, 2023 and 2022 follows:

	Three Months Ended March 31, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$50,107	$2,087	$61	$52,255	$31,765	$8,622	$40,387	$92,642

Provision for expected credit loss expense	2,984	135	—	3,119	21,808	1,839	23,647	26,766

Net refund transfer fees	—	—	—	—	10,807	—	10,807	10,807
Mortgage banking income	—	—	800	800	—	—	—	800
Program fees	—	—	—	—	707	2,534	3,241	3,241
Other noninterest income	7,654	11	17	7,682	126	25	151	7,833
Total noninterest income	7,654	11	817	8,482	11,640	2,559	14,199	22,681

Total noninterest expense	40,852	968	2,554	44,374	5,648	2,421	8,069	52,443

Income (loss) before income tax expense	13,925	995	(1,676)	13,244	15,949	6,921	22,870	36,114
Income tax expense (benefit)	3,082	223	(369)	2,936	3,541	1,545	5,086	8,022

Net income (loss)	$10,843	$772	$(1,307)	$10,308	$12,408	$5,376	$17,784	$28,092

Period-end assets	$4,974,002	$458,675	$13,421	$5,446,098	$511,150	$116,843	$627,993	$6,074,091

Net interest margin	4.07%	2.53%	NM	3.98%	NM	NM	NM	6.52%

Net-revenue concentration*	49%	2%	1%	52%	38%	10%	48%	100%

	Three Months Ended March 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$36,148	$4,515	$204	$40,867	$15,404	$6,896	$22,300	$63,167

Provision for expected credit loss expense	320	(401)	—	(81)	7,912	1,395	9,307	9,226

Net refund transfer fees	—	—	—	—	12,051	—	12,051	12,051
Mortgage banking income	—	—	2,657	2,657	—	—	—	2,657
Program fees	—	—	—	—	727	3,127	3,854	3,854
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	5,000	—	—	5,000	—	—	—	5,000
Other noninterest income	2,242	13	34	2,289	158	—	158	2,447
Total noninterest income	7,242	13	2,691	9,946	17,936	3,127	21,063	31,009

Total noninterest expense	38,227	952	2,690	41,869	5,145	1,567	6,712	48,581

Income before income tax expense	4,843	3,977	205	9,025	20,283	7,061	27,344	36,369
Income tax expense	468	904	45	1,417	4,906	1,696	6,602	8,019

Net income	$4,375	$3,073	$160	$7,608	$15,377	$5,365	$20,742	$28,350

Period-end assets	$4,984,918	$689,204	$28,573	$5,702,695	$552,101	$95,073	$647,174	$6,349,869

Net interest margin	2.90%	3.09%	NM	2.92%	NM	NM	NM	4.34%

Net-revenue concentration*	46%	5%	3%	54%	35%	11%	46%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First quarter 2023 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Three Months Ended		$ Change (8)
(dollars in thousands)	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	3M to 3M

Traditional Bank excluding PPP fees	$936	$883	$911	$1,545	$1,451	$936	$1,451	$(515)
Traditional Bank - PPP fees	7	60	152	124	879	7	879	(872)
Warehouse Lending	248	272	402	500	574	248	574	(326)
Total Core Bank	1,191	1,215	1,465	2,169	2,904	1,191	2,904	(1,713)
TRS - Refund Advances	31,404	50	81	81	13,444	31,404	13,444	17,960
TRS - Other Loan Fees	933	825	(1)	2	662	933	662	271
RCS	7,962	7,501	7,196	6,364	6,257	7,962	6,257	1,705
Total RPG	40,299	8,376	7,276	6,447	20,363	40,299	20,363	19,936

Total loan fees - Total Company	$41,490	$9,591	$8,741	$8,616	$23,267	$41,490	$23,267	$18,223

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Three Months Ended		$ Change (8)
(dollars in thousands)	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022	3M to 3M

Mortgage Loans Held for Sale

Balance, beginning of period	$1,302	$2,912	$8,491	$13,302	$29,393	$1,302	$29,393	$(28,091)
Originations	15,942	10,359	32,856	61,489	100,661	15,942	100,661	(84,719)
Proceeds from sales	(16,630)	(12,207)	(39,220)	(67,759)	(119,212)	(16,630)	(119,212)	102,582
Net gain on sale	420	238	785	1,459	2,460	420	2,460	(2,040)
Balance, end of period	$1,034	$1,302	$2,912	$8,491	$13,302	$1,034	$13,302	$(12,268)

RCS Consumer Loans Held for Sale

Balance, beginning of period	$17,875	$21,475	$31,236	$14,735	$22,684	$17,875	$22,684	$(4,809)
Originations	207,222	225,588	292,131	282,782	245,214	207,222	245,214	(37,992)
Proceeds from sales	(210,199)	(231,999)	(306,093)	(269,429)	(256,280)	(210,199)	(256,280)	46,081
Net gain on sale	2,534	2,811	4,201	3,148	3,117	2,534	3,117	(583)
Balance, end of period	$17,432	$17,875	$21,475	$31,236	$14,735	$17,432	$14,735	$2,697

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022

Total stockholders' equity - GAAP (a)	$882,202	$856,613	$843,063	$843,866	$841,576
Less: Goodwill	41,618	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,406	8,769	9,177	9,407	9,502
Less: Core deposit intangible	2,813	—	—	—	—
Tangible stockholders' equity - Non-GAAP (c)	$829,365	$831,544	$817,586	$818,159	$815,774

Total assets - GAAP (b)	$6,074,091	$5,835,543	$5,999,663	$6,112,476	$6,349,869
Less: Goodwill	41,618	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,406	8,769	9,177	9,407	9,502
Less: Core deposit intangible	2,813	—	—	—	—
Tangible assets - Non-GAAP (d)	$6,021,254	$5,810,474	$5,974,186	$6,086,769	$6,324,067

Total stockholders' equity to total assets - GAAP (a/b)	14.52%	14.68%	14.05%	13.81%	13.25%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.77%	14.31%	13.69%	13.44%	12.90%

Number of shares outstanding (e)	19,745	19,747	19,747	19,790	19,999

Book value per share - GAAP (a/e)	$44.68	$43.38	$42.69	$42.64	$42.08
Tangible book value per share - Non-GAAP (c/e)	42.00	42.11	41.40	41.34	40.79

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the now-cancelled TRS Transaction, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Three Months Ended
(dollars in thousands)	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Mar. 31, 2023	Mar. 31, 2022

Net interest income - GAAP	$92,642	$63,113	$58,597	$51,814	$63,167	$92,642	$63,167
Noninterest income - GAAP	22,681	13,124	15,108	30,569	31,009	22,681	31,009
Less: Contract termination fee related to TRS Transaction	—	—	—	—	5,000	—	5,000
Less: Legal settlement related to TRS Transaction	—	—	—	13,000	—	—	—
Less: Net gain (loss) on securities	1	1	2	(102)	(120)	1	(120)
Total adjusted income - Non-GAAP (a)	$115,322	$76,236	$73,703	$69,485	$89,296	$115,322	$89,296

Noninterest expense - GAAP	$52,443	$44,905	$46,166	$47,656	$48,581	$52,443	$48,581
Less: Expenses related to TRS Transaction	—	—	88	699	127	—	127
Adjusted noninterest expense - Non-GAAP (b)	$52,443	$44,905	$46,078	$46,957	$48,454	$52,443	$48,454

Efficiency Ratio - Non-GAAP (b/a)	45%	59%	63%	68%	54%	45%	54%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2023, included $18.5 million of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2023 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628